Exhibit 10.21

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of this 22nd day of December, 2003, among Caraustar Industries, Inc., a North Carolina corporation (“Caraustar”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Borrower” (Caraustar and each such Subsidiary, individually, a “Borrower”, and, collectively, “Borrowers”), and each Subsidiary of Caraustar listed on the signature pages hereto as a “Guarantor” (each such Subsidiary, individually, a “Guarantor”, and, collectively, “Guarantors”; Borrowers and Guarantors, collectively, “Obligors”), the Lenders party to this Amendment (the “Lenders”), and Bank of America, N.A., as Agent for the Lenders (the “Agent”).

W I T N E S S E T H :

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent entered into that certain Credit Agreement, dated as of June 24, 2003, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers, Guarantors, the Lenders and the Agent desire to enter into this Amendment for the purpose of amending the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

2. Notwithstanding anything to the contrary in Section 7.9 or any other provision of the Credit Agreement, the Agent and each of the Lenders hereby consents to the sale by Caraustar Mill Group, Inc. (“Mill Group”) of all of the equity interests in Paradigm Chemical & Consulting, LLC (“Paradigm Chemical”) to certain executives of Paradigm Chemical (the “Buyers”), provided that (a) prior to the consummation of such sale, the Borrowers shall provide the Agent a final term sheet or definitive sale agreement with respect to such sale, and the Agent shall have provided its written consent, in its reasonable discretion, to the terms thereof, (b) the cash purchase price consideration payable by the Buyers to Mill Group on the closing date of such sale shall be paid directly to the Agent for application to the Obligations, (c) on the date of such sale, the Obligors shall provide the Agent an updated Borrowing Base Certificate giving effect to such sale, (d) no Event of Default shall exist immediately before or after such sale, and (e) immediately upon the consummation of such sale, Paradigm Chemical shall cease to be a “Borrower”. Each of the Lenders hereby authorizes the Agent to (i) prepare, execute and deliver such releases of Paradigm Chemical as a “Borrower” as the Obligors or the Buyers may reasonably request, and (ii) prepare, execute, deliver, file and authorize the filing of such releases and terminations of the Agent’s Liens in the Collateral and equity interests of Paradigm Chemical as the Obligors or the Buyers may reasonably request.

3. The Credit Agreement is amended by deleting clauses (e) and (f) of Section 7.12 and replacing such clauses with the following:

(e) non-recourse Guaranties executed by the Obligors on the Closing Date in favor of SunTrust Bank with respect to the Premier Boxboard credit facility in connection with the posting of the SunTrust Credit Support, or, in the event that the Premier Boxboard credit facility with SunTrust Bank is replaced with a credit facility from another lender, a Guaranty executed by the Obligors in favor of such replacement lender so long as the maximum principal amount of such Guaranty does not exceed $10,000,000, such Guaranty is unsecured, and the maturity and other material terms of such credit facility are reasonably acceptable to the Agent, (f) a Guaranty of Premier Boxboard’s obligations under an equipment lease agreement with Synovus Leasing Company, its affiliates or assigns, with respect to the leasing of $2,000,000 of equipment, on the terms and conditions contained in that certain True Lease Proposal, dated as of November 21, 2003, a copy of which has been previously provided to the Agent, provided such Guaranty is unsecured and the form of such Guaranty is reasonably acceptable to the Agent, and (g) other Guaranties of obligations in an aggregate amount not to exceed $1,000,000 at any time.

4. The Credit Agreement is amended by deleting clause (j) of Section 7.13 and replacing it with the following:

(j) Guaranties permitted under clause (e) of Section 7.12 with respect to the Premier Boxboard credit facility;

5. The Credit Agreement is amended by deleting clause (iv) of Section 7.14 and replacing it with the following:

(iv) immediately after giving effect to such prepayment, the Obligors are in compliance with the financial covenant set forth in Section 7.23(a); provided, that (A) this requirement shall apply whether or not such financial covenant would then be applicable as a result of the terms of Section 7.23(b), (B) such financial covenant shall be measured as of the most recently ended fiscal month for which the Obligors have delivered the financial statements required under Section 5.2(b) for the twelve fiscal month period then ended (or, in the case of any fiscal month ending prior to March 31, 2004, for the period commencing on April 1, 2003 and ending on the last day of such fiscal month), (C) in the case of any fiscal month end that is not also a fiscal quarter end, the level of the required Fixed Charge Coverage Ratio shall be the same as the Fixed Charge Coverage Ratio required under Section 7.23(a) as of the immediately preceding fiscal quarter end, (D) in calculating the Fixed Charge Coverage Ratio for purposes of this Section 7.14(a), such prepayment shall be included as a Fixed Charge, except to the extent that, in the case of the first $10,000,000 of prepayments, such prepayments are made from cash of the Obligors and not from the direct or indirect proceeds of Loans, and (E) this requirement shall not apply with respect to the first $5,000,000 of prepayments made on or prior to June 30, 2004; and;

6. The Credit Agreement is amended by deleting clauses (i) and (j) in the definition of “Permitted Liens” set forth in Annex A and replacing such clauses with the following clauses (i), (j) and (k):

(i) the SunTrust Credit Support;

(j) cash collateral in the maximum aggregate amount of $350,000 posted as security for the Obligors’ obligations under commodity Hedge Agreements; and

(k) Liens described on Schedule 7.18.

7. To induce the Agent and the Lenders to enter into this Amendment, Borrowers and Guarantors hereby represent and warrant that, as of the date hereof, there exists no Default or Event of Default under the Credit Agreement.

8. Borrowers and Guarantors hereby restate, ratify, and reaffirm each and every representation and warranty heretofore made by each of them under or in connection with the execution and delivery of the Credit Agreement, as modified hereby, and the other Loan Documents as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Amendment, except to the extent that any such representation or warranty relates solely to a prior date.

9. Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and Guarantors to the Agent and the Lenders.

10. Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.

11. Borrowers and Guarantors agree to take such further action as the Agent shall reasonably request in connection herewith to evidence the agreements herein contained.

12. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

13. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.

14. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

BORROWERS:

CARAUSTAR INDUSTRIES, INC.

By:			/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING GROUP, INC.

By:			/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR RECOVERED FIBER GROUP, INC.

By:			/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

By:			/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR MILL GROUP, INC.

By:			/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

PARADIGM CHEMICAL & CONSULTING, LLC

	By:		CARAUSTAR MILL GROUP, INC., sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

SPRAGUE PAPERBOARD, INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GUARANTORS:

PBL INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

GYPSUM MGC, INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

MCQUEENEY GYPSUM COMPANY

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR, G.P.

	By:	CARAUSTAR INDUSTRIES, INC., general partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., general partner

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

MCQUEENEY GYPSUM COMPANY, LLC

	By:	MCQUEENEY GYPSUM COMPANY, sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

RECCMG, LLC

	By:	CARAUSTAR MILL GROUP, INC., sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CICPG, LLC

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

FEDERAL TRANSPORT, INC.

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC

	By:	CARAUSTAR INDUSTRIES, INC., sole member

		By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CAMDEN PAPERBOARD CORPORATION

By:		/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CHICAGO PAPERBOARD CORPORATION

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

HALIFAX PAPER BOARD COMPANY, INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC.

By:	/s/ Ronald J. Domanico
Ronald J. Domanico, Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Walter T. Shellman
Walter T. Shellman, Vice President

MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Brad Ament
Name:	Brad Ament
Title:	Director

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Kenneth B. Butlee
Name:	Kenneth B. Butlee
Title:	Vice President

AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Walter T. Shellman
Walter T. Shellman, Vice President